SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2019

           BRIDGELINE DIGITAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33567	52-2263942
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

100 Summit Drive

Burlington, MA 01803

(Address of principal executive offices, including zip code)

     (781) 376-5555

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Exchange Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company    [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                             [  ]

Securities registered pursuant to Section (12)b of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, par value $0.001	BLIN	NASDAQ

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K (this “Amendment”) is being filed by Bridgeline Digital Inc., a Delaware Corporation (“Bridgeline”) for the purpose of amending Item 2.01 Completion of Acquisition or Disposition of Assets and Item 9.01 Financial Statements and Exhibits of that certain Current Report on Form 8-K originally filed by Bridgeline with the U.S. Securities and Exchange Commission (“SEC”) on March 14, 2019 (the “Original Form 8-K”) in connection with the completion of the acquisition of Stantive Technologies Group Inc, an Ontario, Canada company (“Stantive”). As indicated in the Original Form 8-K, this Amendment is being filed to provide the financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K, which were not previously filed with the Original Form 8-K as permitted by the rules of the SEC. We are also amending Item 2.01 with respect to the purchase price amount as estimates have changed since the Original Form 8-K was filed.

FORWARD-LOOKING STATEMENTS

This Amendment, including the Exhibits attached hereto, contains “forward-looking statements” and information within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are subject to the “safe harbor” created by those sections. These forward-looking statements include, but are not limited to, statements concerning our strategy, future operations, future financial position, future revenues, projected costs, prospects and plans and objectives of management. The words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. These forward-looking statements involve known and unknown risks and uncertainties that could cause our actual results, performance or achievements to differ materially from those expressed or implied by the forward-looking statements, including, without limitation, the risks set forth from time to time in the Company’s filings with the SEC. Readers of this release are cautioned not to place undue reliance on forward-looking statements contained herein, which speak only as of the date stated, or if no date is stated, as of the date of this Current Report. The Company undertakes no obligation to publicly update or revise the forward-looking statements contained herein to reflect changes events or circumstances after the date of this release, unless required by law.

Item 2.01.	Completion of Acquisition or Disposition of Assets

On February 14, 2019, Bridgeline was notified that the proposed Asset Purchase Agreement (“APA”) as submitted to Ernst & Young Inc., whom was appointed as proposal trustee (in such capacity, the “Proposal Trustee”), by the Ontario Superior Court of Justice in Bankruptcy and Insolvency located in Toronto, Ontario (the “Bankruptcy Court”), to acquire certain assets from Stantive was selected as the successful bid (the “Successful Bid”).

On March 13, 2019, Bridgeline consummated the acquisition.  Pursuant to the APA, the Company agreed, subject to certain conditions described in the APA, to purchase substantially all of the assets upon Closing. Under the terms of the APA, Stantive sold, assigned and transferred all of its rights, title and interest in and to substantially all of the assets to the Company in exchange for consideration consisting of $5,190,140 in cash, which included Cure Costs, as defined in the APA, and certain liabilities as of the Closing (together, the “Purchase Price”). The Company accounted for the acquisition as a business combination. The Company received a waiver from the SEC to only include one year of audited financial statements.

The summary of the APA set forth above does not purport to be a complete statement of the terms of such document. The summary is qualified in its entirety by reference to the full text of the document, a copy of which has been filed with Our Form 8-K as Exhibit 10.1 filed on February 19, 2019 when Bridgeline reported that it had the Successful Bid was selected by the Proposal Trustee and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The following financial statements of Stantive Technologies Group Inc are being filed as exhibits hereto and are incorporated by reference herein:

Exhibit 99.1 — Stantive Technologies Group Inc audited financial statements, including the independent auditor’s report as of and for the year ended December 31, 2018.

(b) Pro forma financial information.

The following pro forma financial information is being filed as an exhibit hereto and is incorporated by reference herein:

Exhibit 99.2 — Unaudited pro forma condensed combined financial statements and explanatory notes for Bridgeline Digital, Inc and Stantive Technologies Group Inc. as of September 30, 2018, and for the six months ended March 31, 2019.

(c) Not Applicable.

(d)	Exhibits.

2.1*	Asset Purchase Agreement by and among Bridgeline Digital, Inc and Stantive Technologies Group Inc., dated February 8, 2019

23.1	Consent of Marcum LLP, Independent Auditor of Stantive Technologies Group Inc.

99.1	Audited financial statements of Stantive Technologies Group Inc. as of and for the year ended December 31, 2018 and Independent Auditor’s Report thereon.

99.2

Unaudited pro forma condensed combined financial statements and explanatory notes for Bridgeline Digital Inc. and Stantive Technologies Group Inc. as of September 30, 2018 and for the six months ended March 31, 2019.

*	Previously Filed with the Form 8-K filed Exhibit 10.1 on February 19, 2019 to announce intent to purchase.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGELINE DIGITAL, INC.
(Registrant)

By:	/s/Carole Tyner
Carole Tyner
Chief Financial Officer

Date: May 29, 2019